UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 29, 2008

                           Portec Rail Products, Inc.
                           -------------------------
             (Exact Name of Registrant as Specified in its Charter)

        West Virginia                    0-50543                 55-0755271
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(State or Other Jurisdiction)      (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)

900 Old Freeport Road, Pittsburgh, Pennsylvania                       15238
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(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code:  (412) 782-6000
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                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
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     On May 29, 2008, Director Carl Callaway resigned from the Portec Rail Products, Inc. board of directors, effective May 29, 2008. Mr. Callaway served as Chairman of Portec Rail Products, Inc.'s audit committee. Mr. Callaway resigned for personal reasons.

Item 9.01  Financial Statements and Exhibits
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(a)  Financial statements of businesses acquired. Not Applicable.

(b)  Pro forma financial information. Not Applicable.

(c)  Shell company transactions. Not Applicable.

(d)  Exhibits.

     The following Exhibit is attached as part of this report: None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     PORTEC RAIL PRODUCTS, INC.



DATE: June 4, 2008                               By: /s/ John N. Pesarsick
                                                     ---------------------------
                                                     John N. Pesarsick
                                                     Chief Financial Officer